                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                            SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934
                                (Amendment No. )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [_]

Check the appropriate box:

[_] Preliminary Proxy Statement
[_] Confidential, for Use of the Commission only (as permitted by
    Rule 14a-6(e)(2))
[X] Definitive Proxy Statement
[_] Definitive Additional Materials
[_] Soliciting Material Pursuant to Rule 14a-12

                             LAKELAND BANCORP, INC.
   --------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)


   --------------------------------------------------------------------------
   (Name of Person(s) Filing Consent Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[_]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     (1)   Title of each class of securities to which transaction applies:

           ---------------------------------
     (2)   Aggregate number of securities to which transaction applies:

           ---------------------------------
     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

           ---------------------------------
     (4)   Proposed maximum aggregate value of transaction:

           ---------------------------------
     (5)   Total fee paid:

     ---------------------------------

[_]  Fee paid previously with preliminary materials.

[_] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)   Amount Previously Paid:

           ---------------------------------
     (2)   Form, Schedule or Registration Statement No.:

           ---------------------------------
     (3)   Filing Party:

           ---------------------------------
     (4)   Date Filed:

           ---------------------------------

                                 [Lakeland Logo]

                             LAKELAND BANCORP, INC.
                             ----------------------
                               250 OAK RIDGE ROAD
                               ------------------
                           OAK RIDGE, NEW JERSEY 07438
                           ---------------------------

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

                             To Be Held June 4, 2002

         Notice is hereby given that the Annual Meeting of Stockholders of Lakeland Bancorp, Inc. will be held at Perona Farms, 350 Andover Sparta Road, Andover, New Jersey 07821 on Tuesday, June 4, 2002 at 5:00 p.m. for the following purposes:

         1.  To elect six directors as set forth in the annexed Proxy Statement.

         2. To transact such other business as may properly come before the meeting.

         In accordance with the Bylaws of Lakeland Bancorp, Inc., the close of business on April 25, 2002, has been fixed as the record date for the determination of stockholders entitled to receive notice of, and to vote at, the Annual Meeting of Stockholders or any adjournment or adjournments thereof.

         Enclosed are the Proxy Statement and a form of Proxy. You will also be receiving an Annual Report. You are cordially invited to attend this meeting. It is important that your shares be represented, regardless of the number you own. Whether or not you plan to attend the meeting, please return the proxy, duly signed, as promptly as possible, in the envelope that will be provided to you.

                                            By Order of the Board of Directors

                                            BRUCE G. BOHUNY
                                            SECRETARY

Oak Ridge, New Jersey
May 3, 2002

                             LAKELAND BANCORP, INC.
                             ----------------------
                                 PROXY STATEMENT
                                 ---------------

                  Annual Meeting of Stockholders: June 4, 2002
                      Approximate Mailing Date: May 3, 2002

                              SOLICITATION OF PROXY
                              ---------------------

         THE ENCLOSED PROXY IS SOLICITED BY AND ON BEHALF OF THE BOARD OF DIRECTORS OF LAKELAND BANCORP, INC. (hereinafter called "Lakeland" or the "Company") for use in connection with the Annual Meeting of Stockholders to be held at Perona Farms, 350 Andover Sparta Road, Andover, New Jersey 07821 on Tuesday, June 4, 2002 at 5:00 p.m., and at any adjournments thereof. The matters to be considered and acted upon at such meeting are referred to in the enclosed notice of such meeting and are more fully discussed below.

         Only stockholders of record at the close of business on April 25, 2002, the record date fixed by the Board of Directors, will be entitled to notice of, and to vote at, the Annual Meeting. If the enclosed Proxy is properly executed and returned to Lakeland and not revoked before its exercise, all shares represented thereby will be voted as specified in the form of Proxy. If the Proxy is signed but no specification is given, the shares will be voted in favor of the Board's nominees for election to the Board. The Proxy will enable you to assure that your shares are voted and to aid in securing a quorum at the meeting.

         In order to reduce the number of annual reports being sent to one address, only one annual report is being delivered to multiple security holders sharing an address unless Lakeland has received contrary instructions from one or more of the security holders. This is called "householding". Lakeland will deliver a separate copy of the annual report to any security holder who requests a copy in writing or by telephone. If you wish to receive a separate copy of the 2001 annual report, or if you wish to receive a separate copy of future annual reports, please contact Mr. Harry Cooper at Lakeland Bancorp, Inc., 250 Oak Ridge Road, Oak Ridge, New Jersey 07438 (toll-free telephone 866-284-1291). If you are currently receiving multiple copies of the annual report at the same address, and wish to have one annual report sent to multiple security holders sharing that address in the future, please contact Mr. Harry Cooper at the above address and telephone number.

         The entire cost of this solicitation will be borne by Lakeland. Officers and regular employees of Lakeland may also, but without additional compensation, solicit proxies by further mailings, personal conversations, telephone, telegraph, facsimile or e-mail.

         All share information, including stock option information, contained in this proxy statement has been adjusted to reflect Lakeland's 5% stock dividends paid in November 2000 and November 2001.

                               REVOCATION OF PROXY
                               -------------------

         THE ENCLOSED PROXY MAY BE REVOKED IN PERSON OR IN WRITING BY NOTIFICATION TO THE SECRETARY, BRUCE G. BOHUNY, LAKELAND BANCORP, INC., 250 OAK RIDGE ROAD, OAK RIDGE, NEW JERSEY 07438, AT ANY TIME PRIOR TO ITS EXERCISE OR BY SUBMITTING A DULY SIGNED, LATER-DATED PROXY.


                            CAPITAL STOCK OUTSTANDING
                            -------------------------

         At the close of business on April 25, 2002, there were 13,687,148 shares of Lakeland's common stock, no par value (the "Common Stock"), outstanding and entitled to vote at the Annual Meeting. Each share will be entitled to one vote on all matters properly coming before the meeting. Provided that a quorum is present, directors will be elected by a plurality vote (there is no right to vote stock cumulatively). A majority of the shares of Common Stock outstanding on the record date will constitute a quorum for purposes of the Annual Meeting. For purposes of determining the votes cast with respect to any matter presented for consideration at the Annual Meeting, only those votes cast "for" or "against" are included. Abstentions and broker non-votes are counted only for the purpose of determining whether a quorum is present at the Annual Meeting.

         To Lakeland's knowledge, no person beneficially owned more than 5% of the outstanding voting securities of Lakeland as of December 31, 2001.

                              ELECTION OF DIRECTORS
                              ---------------------

         Unless a shareholder either indicates "withhold authority" on his proxy or indicates on his proxy that his shares should not be voted for certain nominees, it is intended that the persons named in the proxy will vote for the election as directors of the six persons named in Table I below to serve until the expiration of their respective terms and thereafter until their successors shall have been duly elected and shall have qualified. If elected, four of the nominees will serve for three year terms, one nominee will serve for a two year term and one nominee will serve for a one year term. Discretionary authority is also solicited to vote for the election of a substitute for any of said nominees who, for any reason presently unknown, cannot be a candidate for election.

         Table I sets forth the names and ages of the nominees for election to the Board of Directors, the positions and offices presently held by each such person within Lakeland, the period during which each such person has served on Lakeland's Board of Directors, the expiration of their respective terms, the principal occupations and employment of each such person during the past five years, and the number of shares of Lakeland Common Stock which they beneficially owned as of February 1, 2002. Table II sets forth comparable information with respect to those directors whose terms of office will continue beyond the date of the Annual Meeting. Unless otherwise indicated, positions have been held for more than five years. Unless otherwise stated in the footnotes following the tables, the nominees and other directors listed in the tables have sole power to vote and dispose of the shares which they beneficially owned as of February 1, 2002. Shares covered by stock options are included in the tables below only to the extent that such options may be exercised by April 1, 2002.

         All of the persons named in both tables have been directors of Lakeland and Lakeland Bank for at least five years, except as follows: (a) Paul P. Lubertazzi and Joseph P. O'Dowd were appointed to the Boards of Lakeland and Lakeland Bank on February 25, 1998, following the acquisition of Metropolitan State Bank (which was merged into Lakeland Bank in January 2000), (b) Charles L. Tice and George H. Guptill, Jr. were appointed to the Board of Lakeland on July 15, 1999, in connection with the acquisition of High Point Financial Corp., (c) Roger Bosma was appointed to the Boards of Lakeland and Lakeland Bank on June 1, 1999, upon becoming Lakeland's Chief Executive Officer, and (d) Stephen R. Tilton, Sr. was appointed to the Board of Lakeland on October 1, 2001. Mark J. Fredericks is John W. Fredericks' son.

                                     TABLE I
                       NOMINEES FOR ELECTION AS DIRECTORS

                                                                                                 SHARES BENEFICIALLY
                                                                                                     OWNED AS OF
                                             EXPIRATION                                            FEBRUARY 1, 2002
    NAME AND                  DIRECTOR       OF TERM IF            BUSINESS                     NUMBER          PERCENT
      AGE                      SINCE          ELECTED             EXPERIENCE                   OF SHARES        OF CLASS
      ---                      -----          -------             ----------                   ---------        --------

Roger Bosma                June, 1999         2005        President and CEO, Lakeland             28,840           .2%
Age 59                                                    Bancorp, Inc. (6/1/99 to                  (a)
                                                          present); President
                                                          and CEO, Lakeland Bank
                                                          (1/1/02 to present);
                                                          Executive Vice
                                                          President, Hudson
                                                          United Bancorp (5/97
                                                          to 6/99); President
                                                          and CEO of
                                                          Independence Bank of
                                                          New Jersey (prior
                                                          years to 5/97)

Mark J. Fredericks            1994            2005        President of Keil Oil Company,          342,490          2.5%
Age 41                                                    Riverdale, NJ; President of               (b)
                                                          Fredericks Fuel & Heating
                                                          Service, Oak Ridge, NJ (1/1/02
                                                          to present)

George H. Guptill, Jr.        1999            2005        President, Franklin Mutual              482,166          3.5%
Age 63                                                    Insurance Co., Branchville, NJ            (c)
                                                          (1/1/90 to present)

Robert B. Nicholson           1989            2005        Vice Chairman, Lakeland                 336,178          2.5%
Age 73                                                    Bancorp, Inc. (6/1/99 to                  (d)
                                                          present); Vice Chairman,
                                                          Lakeland Bank (6/1/99 to
                                                          present); Chairman, Lakeland
                                                          Bancorp, Inc. (5/19/89 to
                                                          5/31/99); Chairman, Lakeland
                                                          Bank (5/19/69 to 5/31/99);
                                                          Chairman, Eastern Propane
                                                          Corp., Oak Ridge, NJ (9/21/88
                                                          to present)

Stephen R. Tilton, Sr.        2001            2004        Chairman and Chief Executive            436,736          3.2%
Age 56                                                    Officer, Tilton Securities LLC            (e)
                                                          (investment trader)
                                                          (10/98 to present);
                                                          Chairman and Chief
                                                          Executive Officer,
                                                          Chaumont Holdings,
                                                          Inc. (real estate
                                                          holding company) (9/92
                                                          to present); Chairman
                                                          and Chief Executive
                                                          Officer, Fletcher
                                                          Holdings, LLC
                                                          (commercial real
                                                          estate company) (10/98
                                                          to present); Chairman,
                                                          Titus and Donnelly
                                                          Securities (municipal
                                                          bond broker),
                                                          President, Garban PLC
                                                          (wholesale investment
                                                          broker) and President,
                                                          Garvin Guy Butler Ltd.
                                                          (domestic money
                                                          broker) (prior years
                                                          to 10/98)

Arthur L. Zande               1989            2003        Retired (1/1/02 to present);            38,479           .3%
Age 67                                                    Vice President and Treasurer,             (f)
                                                          Lakeland Bancorp, Inc. (6/1/99
                                                          to 12/31/01); President and
                                                          CEO, Lakeland Bank (6/1/99 to
                                                          12/31/01); Executive Vice
                                                          President and CEO, Lakeland
                                                          Bancorp, Inc. (5/19/89 to
                                                          5/31/99); Executive Vice
                                                          President and CEO, Lakeland
                                                          Bank (10/1/72 to 5/31/99)

                                    TABLE II
                              CONTINUING DIRECTORS

                                                                                                   SHARES BENEFICIALLY
                                                                                                       OWNED AS OF
                                                                                                     FEBRUARY 1, 2002
     NAME AND                 DIRECTOR     EXPIRATION            BUSINESS                        NUMBER          PERCENT
       AGE                     SINCE        OF TERM             EXPERIENCE                      OF SHARES        OF CLASS
       ---                     -----        -------             ----------                      ---------        --------
Bruce G. Bohuny                1989          2003       Senior Vice President - Real             166,221            1.2%
Age 69                                                  Estate, Lakeland Bancorp, Inc.             (g)
                                                        (6/1/99 to present);
                                                        Secretary, Lakeland
                                                        Bancorp, Inc. (5/19/89
                                                        to present); Secretary,
                                                        Lakeland Bank (5/19/69
                                                        to present); President,
                                                        Chelsea Group LLC (4/01
                                                        to present) (real estate
                                                        investment company);
                                                        President, Brooks
                                                        Ltd.-Bergen (3/01 to
                                                        present) (real estate
                                                        investment company);
                                                        Vice President, Brooks
                                                        Ltd.-Sussex (3/01 to
                                                        present) (real estate
                                                        construction company);
                                                        President, Brooks
                                                        Limited (prior years to
                                                        3/01) (a real estate
                                                        development
                                                        corporation), Wyckoff,
                                                        NJ

Mary Ann Deacon                1995          2003       Secretary/Treasurer of Deacon            110,722             .8%
Age 50                                                  Homes, Inc. and Deacon Development         (h)
                                                        Corp. (real estate development),
                                                        Sparta, NJ

Joseph P. O'Dowd               1998          2003       President and Owner of O'Dowd             31,790             .2%
Age 55                                                  Advertising of Montville, NJ               (i)
                                                        (4/14/82 to present);
                                                        partner of O'Dowd
                                                        Associates (real estate
                                                        holding company) (7/1/86
                                                        to present) and O'Dowd
                                                        Realty (7/1/86 to
                                                        present)

John W. Fredericks            1989          2004       Chairman, Lakeland Bancorp, Inc.           539,249          3.9%
Age 65                                                 (6/1/99 to present); Chairman,               (j)
                                                       Lakeland Bank (6/1/99 to
                                                       present); President,
                                                       Lakeland Bancorp, Inc.
                                                       (5/19/89 to 5/31/99);
                                                       President, Lakeland Bank
                                                       (5/19/69 to 5/31/99);
                                                       Chairman and Owner
                                                       (1/1/02 to present) and
                                                       President and Owner
                                                       (prior years to 1/1/02),
                                                       Fredericks Fuel and
                                                       Heating Service, Oak
                                                       Ridge, NJ

Paul P. Lubertazzi            1998          2004       Retired; President and CEO,                64,197           .5%
Age 67                                                 Metropolitan State Bank (6/88 to             (k)
                                                       1/31/00); Chairman, Metropolitan
                                                       State Bank (4/96 to 1/31/00)

Charles L. Tice               1999          2004       Chairman, High Point Financial             47,391           .3%
Age 68                                                 Corp. (5/21/96 to 7/14/99);                  (l)
                                                       Retired since 1993

----------------
Included in the amounts beneficially owned listed in the tables, the directors of Lakeland held the following interests:

(a) Includes 5,110 shares held jointly by Roger Bosma and his wife and 10,573 shares issuable upon the exercise of stock options.
(b) Includes 26,049 shares owned by Mr. Fredericks' wife; 83,260 shares held by Mark J. Fredericks as custodian for his children; 20,158 shares held by Keil Oil Employee Profit Sharing Plan; 131,614 shares held by John W. Fredericks, Jane D. Fredericks, and Mark J. Fredericks Trustees for Fredericks Fuel and Heating Service Profit Sharing Plan and 16,538 shares issuable upon the exercise of stock options.
(c) Includes 428,872 shares held in the name of the Franklin Mutual Insurance Co., of which Mr. Guptill is President and 11,025 shares issuable upon the exercise of stock options.
(d) Includes 103,462 shares owned by Mr. Nicholson's wife; 2,300 shares held by Mr. Nicholson as custodian for his grandchildren and 11,025 shares issuable upon the exercise of stock options.
(e) Includes 1,190 shares held as custodian for his son; 2,381 shares held by Chaumont Holdings, Inc. of which Mr. Tilton is Chairman and Chief Executive Officer; 9,660 shares held by the Tilton Securities LLC Profit Sharing Plan of which Mr. Tilton is Chairman and Chief Executive Officer; and 5,250 shares issuable upon the exercise of stock options.
(f) Includes 2,414 shares held by Mr. Zande's wife and 8,875 shares issuable upon the exercise of stock options, including 5,000 shares subject to a stock option that was granted in February 2002.
(g) Includes 18,620 shares held by Mr. Bohuny's wife; 1,457 shares held by Brooks Ltd.-Bergen of which Mr. Bohuny is President; 7,457 shares held by the Zurick Group, of which Mr. Bohuny is managing partner; 1,536 shares held by Mr. Bohuny as custodian for his grandchildren and 16,538 shares issuable upon the exercise of stock options.
(h) Includes 53,944 shares held in the name of the Mary Ann Deacon Limited Partnership, 396 shares held in the name of Mary Ann Deacon's husband; 44,390 shares held in the name of the Philip Deacon Limited Partnership and 11,025 shares issuable upon the exercise of stock options.
(i) Includes 14,955 shares owned jointly by Joseph O'Dowd and his wife and 16,538 shares issuable upon the exercise of stock options.
(j) Includes 140,671 shares owned by Mr. Fredericks' wife; 131,614 shares held in the name of John W. Fredericks, Jane D. Fredericks and Mark J. Fredericks, Trustees for Fredericks Fuel and Heating Service Employee Profit Sharing Plan; 109,977 shares held in the name of Edward J. Fredericks and John W. Fredericks Trustees U/W Wilbur Fredericks Trust and 16,538 shares issuable upon the exercise of stock options.
(k) Includes 43,356 shares owned jointly by Paul Lubertazzi and his wife; 1,100 shares held jointly by Paul Lubertazzi and his children and 16,538 shares issuable upon the exercise of stock options.
(l) Includes 12,620 shares held by Charles Tice and Mark Cummins, co-trustees U/W of Gale A. Tice and 13,913 shares issuable upon the exercise of stock options.

Security Ownership of Management

         The following table sets forth information regarding the beneficial ownership of Lakeland's Common Stock as of February 1, 2002 by (i) the four Named Officers (as defined below under "Executive Compensation") who are not directors of Lakeland and (ii) all current executive officers and directors of Lakeland as a group. Unless otherwise indicated, each of the named stockholders possesses sole voting and investment power with respect to the shares beneficially owned. For information concerning the beneficial ownership of Lakeland's Common Stock by directors and nominees for director, see the tables above under "Election of Directors". Shares covered by stock options are included in the table below only to the extent that such options may be exercised by April 1, 2002.

                                                               Shares
                                                         Beneficially Owned
                                                       as of February 1, 2002
                                                   ----------------------------
          Stockholder                                 Number         Percent
          -----------                                 ------         -------

Joseph F. Hurley ..............................       7,703(A)          .1
Louis E. Luddecke .............................      20,087(B)          .2
Robert A. Vandenbergh .........................      52,254(C)          .4
Jeffrey J. Buonforte ..........................      13,098(D)          .1

All current executive officers and
    directors as a group (17 persons) .........   2,589,715(E)        18.6%


(A)  Includes 5,381 shares issuable upon the exercise of stock options.
(B) Includes 5 shares held by Mr. Luddecke's wife and 5,381 shares issuable upon the exercise of stock options.
(C) Includes 4,086 shares held jointly by Robert Vandenbergh and his wife, 9,600 shares which have been allocated to Mr. Vandenbergh in the ESOP and 27,851 shares issuable upon the exercise of stock options.
(D) Includes 2,205 shares held jointly by Jeffrey Buonforte and his wife and 5,381 shares issuable upon the exercise of stock options.
(E) Includes an aggregate of 200,995 shares issuable upon the exercise of stock options and 9,600 shares which have been allocated under the ESOP.

Section 16(a) Beneficial Ownership Reporting Compliance

         Section 16(a) of the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder require Lakeland's directors, executive officers and 10% shareholders to file with the SEC certain reports regarding such persons' ownership of Lakeland's securities. Lakeland is required to disclose any failures to file such reports on a timely basis. Based solely upon a review of the copies of the forms or information furnished to Lakeland, Lakeland believes that during 2001, all filing requirements applicable to its directors and officers were satisfied on a timely basis.

Executive Compensation

         The following table sets forth, for the years ended December 31, 2001, 2000 and 1999, the cash compensation paid by Lakeland and its subsidiaries, as well as certain other compensation paid or accrued by such entities for those years, to Lakeland's Chief Executive Officer and the other five most highly compensated executive officers of Lakeland during 2001 (the "Named Officers"), for services rendered in all capacities as an executive officer during such period.

                           SUMMARY COMPENSATION TABLE
                           --------------------------

                                                                                         Long-Term
                                                      Annual Compensation (B)        Compensation Awards
Name and Principal                                    -----------------------       Securities Underlying          All Other
Position                                 Year        Salary          Bonus(C)          Options/SARs(#)          Compensation(D)
--------                                 ----        ------          --------          ---------------          ---------------
Roger Bosma (A) ....................     2001        $330,000         $75,000              40,000                  $49,666
President and                            2000        280,000           70,000              64,050                   16,037
Chief Executive Officer                  1999        134,135           30,000                   -                    2,093

Arthur L. Zande (E) ................     2001        255,000           60,470               5,000                   (8,454)
Vice President and                       2000        240,000           15,000              10,763                   81,281
Treasurer                                1999        225,000                -                   -                   43,586

Joseph F. Hurley (F) ...............     2001        162,000           32,400              10,000                   15,427
Executive Vice President and             2000        150,000           30,000              16,013                    3,628
Chief Financial Officer                  1999         14,173                -                   -                        -

Robert A. Vandenbergh (G) ..........     2001        155,000           31,000              10,000                   21,220
Executive Vice President                 2000        135,270           27,054              16,013                   11,410
and Chief Lending Officer                1999        134,584                -                   -                   14,576

Louis E. Luddecke (H) ..............     2001        135,000           27,000              10,000                   18,035
Executive Vice President                 2000        125,000           25,000              16,013                   15,337
and Chief Operations Officer             1999        120,691                -                   -                   16,666

Jeffrey J. Buonforte (I) ...........     2001        135,000           27,000              10,000                   17,084
Executive Vice President                 2000        125,000           25,000              16,013                    4,150
and Chief Retail Officer                 1999         19,031                -                   -                        -

---------------
(A)  Mr. Bosma joined Lakeland as President and CEO on June 1, 1999.
(B) During the three years ended December 31, 2001, no Named Officer received perquisites (i.e., personal benefits) in excess of 10% of such person's reported salary and bonus.
(C) For 2001, represents bonuses earned in 2001 and paid in 2002. For 2000, represents bonuses earned in 2000 and paid in 2001. A total of $45,470 of Mr. Zande's 2001 bonus amount relates to his completion of 30 years of service with and retirement from Lakeland. Such amount includes the value of two stock awards aggregating 1,134 shares and related tax benefits (aggregating $29,385) and the value of a car given to Mr. Zande on his retirement and related tax benefits (aggregating $16,085).
(D) All other compensation for each of the Named Officers for 2001 consisted of the following: Mr. Bosma, an annual contribution of $2,064 made by Lakeland Bank for annual premiums for term life insurance in excess of $50,000, the fair market value of the personal use of a company car of $5,848, club membership dues of $25,000, an annual contribution to Lakeland Bank's profit sharing plan on behalf of Mr. Bosma of $16,821 and a net decrease to Mr. Bosma's profit sharing plan account of $67, reflecting his allocated portion of plan earnings and forfeitures; Mr. Zande, an annual contribution of $6,096 made by Lakeland Bank for annual premiums for term life insurance in excess of $50,000, the fair market value of the personal use of a company car of $4,420; an annual contribution to Lakeland Bank's profit sharing plan on behalf of Mr. Zande of $16,964, and a net decrease to Mr. Zande's profit sharing plan account of $35,934, reflecting his allocated portion of plan earnings and forfeitures; Mr. Hurley, an annual contribution of $756 made by Lakeland Bank for annual premiums for term life insurance in excess of $50,000, the fair market value of the personal use of a company car of $3,971, an annual contribution to Lakeland Bank's profit sharing plan on behalf of Mr. Hurley of $10,351 and an increase to Mr. Hurley's profit sharing plan account of $349, reflecting his allocated portion of plan forfeitures; Mr. Vandenbergh, an annual contribution of $911 made by Lakeland Bank for annual premiums for term life insurance in excess of $50,000 and premiums paid by Lakeland Bank for a split dollar life insurance policy, the fair market value of the personal use of a company car of $9,424, an annual contribution to Lakeland Bank's profit sharing plan on behalf of Mr. Vandenbergh of $10,530 and an increase to Mr. Vandenbergh's profit sharing plan account of $355, reflecting his allocated portion of plan forfeitures; Mr. Luddecke, an annual contribution of $1,135 made by Lakeland Bank for annual premiums for term life insurance in excess of $50,000, the fair market value of the personal use of a company car of $6,824, an annual contribution to Lakeland Bank's profit sharing plan on behalf of Mr. Luddecke of $10,495 and a net decrease in Mr. Luddecke's profit sharing plan account of $419, reflecting his allocated portion of plan earnings and forfeitures; and Mr. Buonforte, an annual contribution of $607 made by Lakeland Bank for annual premiums for term life insurance in excess of $50,000, the fair market value of the personal use of a company car of $6,052, an annual contribution to Lakeland Bank's profit sharing plan on behalf of Mr. Buonforte of $10,085 and an increase to Mr. Buonforte's profit sharing plan account of $340, reflecting his allocated portion of plan forfeitures.
(E)  Mr. Zande retired as an officer of Lakeland on December 31, 2001.
(F) Mr. Hurley joined Lakeland as Executive Vice President and Chief Financial Officer in November 1999.
(G) Mr. Vandenbergh became an Executive Vice President of Lakeland in October 1999.
(H)  Mr. Luddecke became an Executive Vice President of Lakeland in October
     1999.
(I) Mr. Buonforte joined Lakeland as Executive Vice President and Chief Retail Officer in November, 1999.


Employment Agreement and Other Arrangements with Executive Officers

         Lakeland and Lakeland Bank have entered into an employment agreement (the "Employment Agreement") with Mr. Bosma as of January 1, 2000 whereby he serves as the President and Chief Executive Officer of Lakeland. The initial term of the Employment Agreement is three years, and is automatically renewable for one year on each anniversary date thereof unless a majority of the directors of Lakeland vote not to extend the term. The Employment Agreement provides that Mr. Bosma will receive an annual base salary of at least $250,000. Mr. Bosma is also entitled to use of a Lakeland Bank-supplied automobile, Lakeland Bank paid membership in a country club approved by the Board and supplemental life insurance equal to two times base salary. If Mr. Bosma's employment is terminated by Lakeland other than for cause (as defined in the Employment Agreement), and a change in control (as defined in the Employment Agreement) has not occurred, he will receive his then current base salary, an annual bonus equal to the average annual bonus paid him during the three most recent fiscal years preceding his termination, and applicable perquisites and benefits for the balance of the term. The Employment Agreement contains confidentiality and non-compete covenants from Mr. Bosma in favor of Lakeland.

         In the event of a change in control, the term of the Employment Agreement becomes fixed for a period of three years from the date of such event. During such period, Mr. Bosma is to be employed as President and Chief Executive Officer of Lakeland and is entitled to a base salary that is no less than the salary in effect as of the change in control, an annual bonus equal to the average annual bonus paid him during the three most recent fiscal years prior to the change in control, and continuation of other benefits and perquisites in effect as of the change in control. If following a change in control, Mr. Bosma's employment is terminated without cause, or he resigns within 90 days for good reason (as defined in the Employment Agreement) or after such 90 day period for any reason, he will be entitled to continued life and health insurance benefits for three years and a lump sum cash payment equal to three times the sum of his pre-change in control salary and the average annual bonus paid him during the three most recent fiscal years prior to the change in control. To the extent that the amount payable to Mr. Bosma on account of a change in control is subject to an excise tax under Section 4999 of the Code, Mr. Bosma will also receive an additional payment equal to 10% of such amount; provided, however, that if the net amount retained by Mr. Bosma after payment of such excise tax is less than the maximum amount which could be paid him without triggering the excise tax, then the amount and benefits otherwise payable or to be provided to Mr. Bosma will be reduced to such maximum amount. For purposes of the Employment Agreement, the term "change in control" has the same meaning as under the Stock Option Plan.

         During 1996, NBSC entered into a salary continuation agreement with each of Messrs. Dickerson and Vandenbergh. These agreements entitle them to certain payments upon their retirement. As part of the Lakeland/High Point merger, Lakeland placed in trusts amounts equal to the present value of the amounts that would be owed to Messrs. Dickerson and Vandenbergh upon their retirement. These amounts are $722,000 and $381,000 for Mr. Dickerson and Mr. Vandenbergh, respectively. Lakeland has no further obligation to pay additional amounts pursuant to these agreements. Mr. Dickerson, who retired as an officer effective December 31, 1999, receives a monthly annuity of $6,490 pursuant to this agreement.

         In connection with Lakeland's acquisition of Metropolitan State Bank in 1998, Lakeland agreed to (1) provide to Mr. Lubertazzi an additional annuity comparable to the annuity provided to him by Metropolitan at a cost to Lakeland of $278,000 and (2) provide to Mr. Lubertazzi certain retiree medical benefits at a cost to Lakeland of $45,000. Mr. Lubertazzi retired on January 31, 2000. He will receive an annual distribution of $35,000 for 15 years pursuant to this annuity, beginning with the year 2000. Lakeland is not required to incur any additional costs to fund this obligation.

         Mr. Lubertazzi previously entered into a separate agreement with Metropolitan State Bank which was assumed by Lakeland. Pursuant to that agreement, Lakeland is required to pay Mr. Lubertazzi or his beneficiary an aggregate of $525,000 payable in 15 annual installments beginning on his retirement date (January 31, 2000) or date of death. In order to fund this obligation, Metropolitan obtained a variable life insurance policy, which had a cash surrender value of approximately $190,221 as of November 16, 2001. Although no assurance can be given, Lakeland does not expect to expend additional significant amounts to fund this obligation.

         Lakeland and Lakeland Bank have also entered into agreements, dated March, 2001, with each of Messrs. Hurley, Vandenbergh, Luddecke and Buonforte (each, an "Executive") providing for certain terms and conditions of their employment in the event of a change in control (each a "Change in Control Agreement"). Under such Change in Control Agreements, the term of each Executive's employment becomes fixed for a period (the "contract period") ending on the earlier of the Executive's death, attainment of age 65, or the first anniversary of the date of such event. During the contract period, each Executive is to be employed in the same position as held by him immediately prior to such event, and is entitled to compensation that is no less than the compensation of the Executive, including base salary and bonus, for the twelve month period ending as of the date of such event. In addition, during the contract period, each Executive is entitled to certain other benefits and perquisites as in effect as of the change in control. If during the contract period, an Executive's employment is terminated without "cause", or he resigns for "good reason" (each as defined in the Change in Control Agreement), he will be entitled to continued life and health insurance benefits for the balance of the contract period and a lump sum cash payment equal to one times the sum of his highest salary and bonus paid him during any of the three most recent calendar years prior to the change in control. For purposes of each Change in Control Agreement, the term "change in control" has the same meaning as under the Stock Option Plan.

Stock Options

         The following table contains information regarding the grant of stock options to the Named Officers during the year ended December 31, 2001. In addition, in accordance with rules adopted by the Securities and Exchange Commission (the "SEC"), the following table sets forth the hypothetical gains or "options spreads" that would exist for the respective options assuming rates of annual compound price appreciation in Lakeland's Common Stock of 5% and 10% from the date the options were granted to their final expiration date.

                        OPTION GRANTS IN LAST FISCAL YEAR
                                Individual Grants

                              Number of         Percent of                                Potential Realizable Value
                            Common Shares      Total Options                              at Assumed Annual Rates of
                              Underlying         Granted to     Exercise                 Stock Price Appreciation for
                               Options           Employees       Price       Expiration         Option Term
Name                          Granted(A)       in Fiscal 2001   Per Share       Date          5%           10%
----                          ----------       --------------   ---------       ----          --           ---
Roger Bosma ...............    40,000            31.9%          $16.80      12/11/2011     $422,617     $1,070,994

Arthur L. Zande ...........     5,000             4.0            16.80      12/11/2011       52,827        133,874

Joseph F. Hurley ..........    10,000             8.0            16.80      12/11/2011      105,654        267,748

Robert A. Vandenbergh .....    10,000             8.0            16.80      12/11/2011      105,654        267,748

Louis E. Luddecke .........    10,000             8.0            16.80      12/11/2011      105,654        267,748

Jeffrey Buonforte .........    10,000             8.0            16.80      12/11/2011      105,654        267,748

------------
(A) The stock options granted to the Named Officers were granted under Lakeland's 2000 Equity Compensation Program (the "Stock Option Plan"). Options granted to employees generally are granted at exercise prices equal to the fair market value of the Common Stock on the grant date and typically vest in 25% annual installments beginning on the first anniversary of the grant date. The Stock Option Plan provides that all outstanding stock options will become immediately exercisable upon the occurrence of a "change in control event" (as defined in the Stock Option
      Plan).

         The following table provides data regarding stock options exercised by the Named Officers during the year ended December 31, 2001 and the number of shares of Lakeland Common Stock covered by both exercisable and non-exercisable stock options held by the Named Officers at December 31, 2001. Also reported are the values for "in-the-money" options, which represent the positive spread between the exercise prices of existing options and $16.30 the closing sale price of Lakeland's Common Stock on December 31, 2001.

    AGGREGATE OPTION EXERCISES IN LAST FISCAL YEAR AND FISCAL YEAR-END VALUES

                                                                Number of
                                                              Shares Underlying           Value of Unexercised
                                                            Unexercised Options           In-the-Money Options
                               Shares                          at Year End (#)               at Year End($)
                              Acquired        Value            ---------------               --------------
Name                       on Exercise(#)  Realized ($)  Exercisable  Unexercisable   Exercisable    Unexercisable
----                       --------------  ------------  -----------  -------------   -----------    -------------

Roger Bosma ...............        --            --        16,012        88,037         $111,600      $334,808
Arthur L. Zande ...........     1,378        $1,400         5,253         9,131           27,900        38,638
Joseph F. Hurley ..........        --            --         4,003        22,009           27,900        83,700
Robert A. Vandenbergh .....     8,400        76,524        26,473        22,009          279,519        83,700
Louis E. Luddecke .........        --            --         4,003        22,009           27,900        83,700
Jeffrey Buonforte .........        --            --         4,003        22,009           27,900        83,700

-----------------
(A) Mr. Zande retired on December 31, 2001. Pursuant to the terms of the stock option plan under which his options were granted, he will not be able to exercise any of the unexercisable options included in the table.

Board Committees and Directors' Compensation

         During 2001, Lakeland's Board of Directors held 13 meetings. Lakeland's Board of Directors also maintains several Board committees. The Audit Committee, consisting of George H. Guptill, Jr., Mary Ann Deacon, Joseph P. O'Dowd and Stephen R. Tilton, Sr., is responsible for reviewing the reports submitted by Lakeland's independent accountants and internal auditor and for reporting to the Board on significant audit and accounting principles, policies, and practices related to Lakeland. The Audit Committee met four times in 2001.

         The Governance Committee, which performs the functions of a nominating committee, consists of Robert Nicholson, Paul Lubertazzi, Mary Ann Deacon and Roger Bosma, is responsible for interviewing potential candidates for election to the Board and for nominating individuals each year for election to the Board. The Nominating Committee met once in 2001.

         The Compensation Committee, consisting of Mark J. Fredericks, George H. Guptill, Jr. and Paul P. Lubertazzi, makes compensation decisions for Lakeland's staff. The Compensation Committee met three times in 2001. The Compensation Committee does not administer the Stock Option Plan, which is administered by the full Board.

         During 2001, each director received a fee of $700 for each meeting of Lakeland's Board that he or she attended. This fee was increased to $750 per meeting effective January 1, 2002. In addition, each director of Lakeland receives a $6,500 retainer and $250 per committee meeting attended (other than Roger Bosma and Arthur L. Zande, who did not receive retainers or committee meeting fees, and John W. Fredericks, who did not receive committee meeting fees). Each member of Lakeland's Board was present for 75% or more of the aggregate of the total meetings of the Board and committees on which he or she served.

         During 2001, the Board of Directors of Lakeland Bank met twice a month. During 2001, each director of Lakeland Bank received $700 per board meeting attended and $350 for each committee meeting attended (other than Roger Bosma, Arthur L. Zande and John W. Fredericks, each of whom did not receive committee meeting fees). Effective January 1, 2002, each director of Lakeland Bank will receive a fee of $650 per board meeting attended. Each director of Lakeland Investment Corp., a subsidiary of Lakeland Bank, received $575 per board meeting.

         The Board of Directors of NBSC met six times in 2001, prior to NBSC's merger with Lakeland Bank in June 2001. Each director of NBSC received a $2,000 retainer in 2001 (other than Roger Bosma, Michael A. Dickerson, Robert A. Vandenbergh, Rhea Fountain and Charles Tice). Each director of NBSC also received $250 per board meeting attended and $200 per committee meeting attended (other than Roger Bosma and Robert A. Vandenbergh, who did not receive board or committee meeting fees).

         The Board of Directors maintains a plan which provides that any director having completed 10 years of service may retire and continue to be paid for a period of 10 years at a rate of $5,000, $7,500, $10,000, $12,500 or
$13,500 per annum, depending upon years of credited service. This plan is unfunded.

     Lakeland's Stock Option Plan provides for automatic option grants to directors who are not otherwise employed by Lakeland or its subsidiaries. Upon commencement of service, a non-employee director will receive a stock option to purchase 25,000 shares of Common Stock at an exercise price equal to the fair market value of the underlying Common Stock on the grant date. An option covering 26,250 shares of Common Stock (as adjusted for Lakeland's 5% stock dividend paid in November 2001) was granted to Stephen R. Tilton, Sr. when he joined Lakeland's Board of Directors in October 2001. Options granted to non-employee directors are exercisable in 20% annual installments beginning on the date of grant.

         Each of Bruce G. Bohuny, John W. Fredericks and Robert B. Nicholson received $60,000 as director's compensation for additional consulting services they provided in 2001.

Compensation Committee Interlocks and Insider Participation

         Lakeland's Compensation Committee, which is currently comprised of Mark
J. Fredericks, George H. Guptill, Jr. and Paul P. Lubertazzi, makes compensation decisions for executives. Mr. Lubertazzi retired as President and CEO of Metropolitan State Bank on January 31, 2000.

         During 2001, the Company paid a real estate construction corporation of which Mr. Bohuny is Vice President an aggregate of $179,090 for construction work at various branch locations. Mr. Bohuny is a director of Lakeland. In addition, Mr. Bohuny has a 30% interest in the entity which owns the building in Pompton Plains, New Jersey in which Lakeland rents a branch office. During 2001, the Company paid $44,000 to this entity as rent.

         Stephen R. Tilton, Sr., a director of the Company, owns a building in Little Falls, New Jersey in which Lakeland rents a branch office. During 2001, the Company paid $102,000 to Mr. Tilton as rent.

         During 2001, the Company paid Fredericks Fuel and Heating Service $67,000 for heating oil and service. John W. Fredericks, the Company's Chairman of the Board, is the Chairman of Fredericks Fuel and Heating Service and Mark J. Fredericks, a director of the Company, is the President of Fredericks Fuel and Heating Service.

         Lakeland's subsidiary banks have had, and expect to have in the future, transactions in the ordinary course of business with directors, officers, principal stockholders, and their associates, on the same terms, including interest rates and collateral, as those prevailing at the same time for comparable transactions with others, and that do not involve more than the normal risk of collectability or other unfavorable features.

Audit Committee Matters

         Audit Committee Charter.  The Audit Committee has adopted a charter.

         Independence of Audit Committee Members. Lakeland's Common Stock is listed on the Nasdaq National Market and Lakeland is governed by the listing standards applicable thereto. All members of the Audit Committee of the Board of Directors, have been determined to be "independent directors" pursuant to the definition contained in Rule 4200(a)(14) of the National Association of Securities Dealers' Marketplace rules.

         Audit Committee Report. In connection with the preparation and filing of Lakeland's Annual Report on Form 10-K for the year ended December 31, 2001:

         (1) the Audit Committee reviewed and discussed the audited financial statements with Lakeland's management;

         (2) the Audit Committee discussed with Lakeland's independent accountants the matters required to be discussed by SAS 61;

         (3) the Audit Committee received and reviewed the written disclosures and the letter from Lakeland's independent accountants required by the Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees) and discussed with Lakeland's independent accountants any relationships that may impact their objectivity and independence and satisfied itself as to the accountants' independence; and

         (4) based on the review and discussions referred to above, the Audit Committee recommended to the Board that the audited financial statements be included in the 2001 Annual Report on Form 10-K.

By:      The Audit Committee of the Board of Directors:

         Mary Ann Deacon
         George H. Guptill, Jr.
         Joseph P. O'Dowd
         Stephen R. Tilton, Sr.


Compensation Committee Report on Executive Compensation

         Compensation decisions for executive officers (other than stock option grants) are made by the Compensation Committee, subject to Board approval. Lakeland's current compensation program focuses upon the salaries of executive officers and is designed to provide appropriate reimbursement for services rendered. Compensation amounts take into account the individual performance for each executive officer. Salaries are determined annually, and each executive officer's performance is reviewed on a yearly basis. Traditionally, the salaries of executive officers have been set at levels which are perceived to be comparable to the salaries of executive officers of other banks which the Board considers to be comparable to Lakeland.

         Executive officers are also provided with standard benefits, including various health and life insurance benefits. Lakeland also makes contributions to the Lakeland Bank profit sharing plan on behalf of executive officers, as well as all other employees. The Board of Directors authorized a total contribution to the Lakeland Bank Profit Sharing Plan of $450,000 in 2001.

         Lakeland maintains the 2000 Equity Compensation Program (the "Stock Option Plan"), which is currently administered by the full Board of Directors. Incentive stock options granted to executive officers of Lakeland are granted at an exercise price equal to fair market value on the date of grant. Accordingly, these options will gain appreciable value only if the market price of Lakeland's Common Stock increases. The Board believes that the issuance of stock options at fair market value provides incentives to employees to maximize Lakeland's performance and encourage continued affiliation with Lakeland. The Stock Option Plan also provides for automatic option grants to new non-employee directors. The Board believes that this feature of the Stock Option Plan will encourage qualified non-employee directors to serve on Lakeland's Board.

         Lakeland's Board believes that an appropriate compensation program can help foster Lakeland's growth. The Board seeks to reflect an appropriate balance between providing rewards to executive officers while at the same time effectively controlling cash compensation costs. The Board intends to continue monitoring Lakeland's compensation program so that this balance is appropriately maintained.

Submitted by the members of the Compensation Committee of the Board of
Directors:

       George H. Guptill, Jr.
       Mark J. Fredericks
       Paul P. Lubertazzi


Audit Fees and Related Matters

         Audit Fees. The Company was billed $95,500 for the audit of the Company's annual financial statements for the year ended December 31, 2001 and for the review of the financial statements included in the Company's Quarterly Reports on Form 10-Q filed during 2001.

         Financial Information Systems Design Implementation Fees. The Company was billed $0 for the professional services described in Paragraph (c)(4)(ii) of Rule 2-01 of the SEC's Regulation S-X (in general, information technology services) rendered by the Company's principal accountant during the year ended December 31, 2001.

         All Other Fees. The Company was billed $48,430 for non-audit services (other than the non-audit services described above) rendered by the Company's principal accountant during the year ended December 31, 2001.

         Other Matters. The Audit Committee of the Board of Directors has considered whether the provision of information technology services and other non-audit services is compatible with maintaining the independence of the Company's principal accountant.

         Of the time expended by the Company's principal accountant to audit the Company's financial statements for the year ended December 31, 2001, less than 50% of such time involved work performed by persons other than the principal accountant's full-time, permanent employees.

Performance Graph

         The following chart compares Lakeland's cumulative total shareholder return (on a dividend reinvested basis) over the past five years with the Nasdaq Market Index and the Peer Group Index. The Peer Group Index is comprised of Media General Financial Services' Regional Northeast Bank Group which consists of approximately 160 financial institutions.

                     COMPARE 5-YEAR CUMULATIVE TOTAL RETURN
                         AMONG LAKELAND BANCORP, INC.,
                     NASDAQ MARKET INDEX AND MG GROUP INDEX

                                  [LINE GRAPH]

                             1/97    12/97    12/98    12/99    12/00    12/01
                             ----    -----    -----    -----    -----    -----
LAKELAND BANCORP, INC.      100.00   135.73   153.13   108.12   102.14   189.10
MG GROUP INDEX              100.00   172.48   180.05   165.67   230.59   229.32
NASDAQ MARKET INDEX         100.00   122.32   172.52   304.29   191.25   152.46

                     ASSUMES $100 INVESTED ON JAN. 1, 1997
                     AND ASSUMES ALL DIVIDENDS REINVESTED

                             INDEPENDENT ACCOUNTANTS
                             -----------------------

         Relationship with Independent Accountants. Grant Thornton LLP became the independent accountants of Lakeland beginning with the financial statements for the quarter ended March 31, 1999 and has been selected by the Board of Directors to review Lakeland's financial statements during 2002. It is anticipated that a representative of Grant Thornton will be present at the Annual Meeting and will be available to answer questions.

                                  OTHER MATTERS
                                  -------------

         Management is not aware of any other business to be brought up at the meeting for action by stockholders at such meeting other than the matters described in the notice. However, the enclosed Proxy will confer discretionary authority with respect to matters which are not known to management at the time of printing hereof and which may come properly before the meeting.

                              SHAREHOLDER PROPOSALS
                              ---------------------

         If a Lakeland stockholder intends to present a proposal at Lakeland's 2003 annual meeting of stockholders, the proposal must be received by Lakeland at its principal executive offices not later than January 3, 2003 in order for that proposal to be included in the proxy statement and form of proxy relating to that meeting, and by March 19, 2003 in order for the proposal to be considered at Lakeland's 2003 annual meeting of stockholders (but not included in the proxy statement or form of proxy for such meeting). Any stockholder proposal which is received after those dates or which otherwise fails to meet the requirements for stockholder proposals established by regulations of the SEC will neither be included in the proxy statement or form of proxy, nor be considered at the meeting.

                                           By Order of the Board of Directors:

                                           Bruce G. Bohuny
                                           Secretary

         A copy of Lakeland Bancorp, Inc.'s annual report for the year ended December 31, 2001, including financial statements, either accompanies this Proxy Statement or is being sent to you under separate cover. The annual report is not to be regarded as proxy soliciting material or as a communication by means of which any solicitation is to be made.

         A copy of Lakeland Bancorp, Inc.'s Annual Report on Form 10-K for the year ended December 31, 2001, filed with the Securities and Exchange Commission, is available (excluding exhibits) without cost to shareholders upon written request made to Bruce G. Bohuny, Lakeland Bancorp, Inc., 250 Oak Ridge Road, Oak Ridge, New Jersey 07438.

                                      PROXY
                                       OF
                             LAKELAND BANCORP, INC.

     The undersigned hereby appoints Roger Bosma, John W. Fredericks and Robert
B. Nicholson, and each of them, with full power of substitution, to vote for and on behalf of the undersigned at the annual meeting of stockholders of Lakeland Bancorp, Inc. to be held on June 4, 2002, and any adjournment thereof, upon matters properly coming before the meeting, as set forth in the related Notice of Meeting and Proxy Statement, both of which have been received by the undersigned. Without otherwise limiting the general authorization given hereby, said attorneys and proxies are instructed to vote on the following issues as follows:

WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, YOU ARE URGED TO EXECUTE AND RETURN THIS PROXY, WHICH MAY BE REVOKED AT ANY TIME PRIOR TO ITS USE.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED BY THE UNDERSIGNED SHAREHOLDER. IF THIS PROXY IS EXECUTED BUT NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED "FOR" EACH OF THE BOARD'S NOMINEES FOR DIRECTOR.




          (Continued and to be signed and dated on the reverse side.)


1.       Election of Directors:                            FOR                  WITHHELD AGAINST
                                                        ALL NOMINEES               ALL NOMINEES
         (The Board recommends a vote "For")                  [_]                       [_]
         Instruction: to withhold  authority to vote
         for any individual nominee,  write  that
         name in the space  provided below:                                     Nominees:  Roger Bosma
                                                                                           Mark J. Fredericks
         ________________________________                                                  George H. Guptill, Jr.
                                                                                           Robert B. Nicholson
                                                                                           Stephen R. Tilton, Sr.
                                                                                           Arthur L. Zande

2.   Transaction   of  such  other   business  as
     may  properly  come before the  meeting,  and
     any adjournment  thereof, as they in their
     discretion may determine.  The  Board of
     Directors  is not aware of any such other matters.                              IMPORTANT

                                                        PLEASE SIGN AND DATE AND RETURN PROMPTLY
                                                        Note:  Please sign exactly as your name appears hereon.  Give full title if Attorney, Executor, Administrator, Trustee, Guardian, etc.

                                                        _Dated:_____________________________, 2002

                                                        _________________________________________________________
                                                        SIGNATURE(S)

                                                        _________________________________________________________
                                                        SIGNATURE(S)
